Exhibit 99.2
Investor Presentation February 2023

Disclaimer: This confidential presentation (the “Presentation”) is being delivered to you by ROC Energy Acquisition Corp. (“SPAC”) in connection with its potential business combination with Drilling Tools International Holdings, Inc. (“Drilling Tools”) and the offering of the securities of the post business combination company (“Combined Co”) in a private placement (the “Transaction”). This Presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in Combined Co. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Drilling Tools or SPAC is prohibited. By accepting this Presentation, each recipient and its directors, partners, officers, employees, attorneys, agents and representatives (collectively, the “recipient”) agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain; and (ii) to return or destroy all copies of this Presentation or portions thereof in its possession following the request for the return or destruction of such copies. No Representations and Warranties: This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Combined Co. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Drilling Tools, Combined Co, SPAC or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this Presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Drilling Tools, Combine Co and SPAC disclaim any duty to update the information contained in this Presentation. Forward-Looking Statements: This Presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Drilling Tools’ and Combined Co’s actual results may differ from their expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Drilling Tools’, Combined Co’s and SPAC’s expectations with respect to future performance growth opportunities and competitive position. These forward-looking statements also involve significant risks and uncertainties, some of which are difficult to predict and may be beyond the control of SPAC, Drilling Tools and Combined Co, that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (4) the risk that any proposed business combination disrupts current plans and operations; (5) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (6) costs related to the any proposed business combination; (7) the ability to meet stock exchange listing standards at or following consummation of the Transaction; (8) changes in the applicable laws or regulations; (9) the possibility that Drilling Tools or Combined Co may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of the global COVID-19 pandemic; and (11) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by Drilling Tools, SPAC and Combined Co with the U.S. Securities and Exchange Commission (“SEC”). These forward looking statements are based on Drilling Tools’, Combined Co’s and SPAC's management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Drilling Tools and SPAC caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described in the “Risk Factors” section of SPAC’s registration statement on Form S-1, its Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, in each case as filed with the SEC. In addition, there will be risks and uncertainties described in the proxy statement / prospectus on Form S-4 relating to the proposed business combination, which is expected to be filed with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. Drilling Tools, Combined Co and SPAC undertake no obligation to and accept no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Industry, Market Data and Partnerships: In this Presentation, Drilling Tools, Combined Co and SPAC rely on and refer to certain information and statistics regarding the markets and industries in which Drilling Tools competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Drilling Tools, Combined Co and SPAC believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Drilling Tools, Combined Co and SPAC have not independently verified the accuracy or completeness of the information provided by the third-party sources. This Presentation contains descriptions of certain key business partnerships of Drilling Tools. These descriptions are based on the Drilling Tools management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this Presentation. These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation. Private Placement: The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. This Presentation relates to securities that Combined Co. would intend to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. 1 Disclaimers

No Offer or Solicitation: This Presentation and any oral statements made in connection with this Presentation are is not intended to and shall not constitute (i) a solicitation of a proxy, vote, consent, approval or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell or the solicitation of an offer to buy or a recommendation to purchase any security of Drilling Tools, SPAC, Combined Co. or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal, financial and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Any private offering of securities (the “Securities”) in connection with the Transaction will not be registered under the Securities Act, and will be offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither SPAC, Combined Co, or Drilling Tools is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. THIS PRESENTATION IS BEING DISTRIBUTED TO SELECTED RECIPIENTS ONLY AND IS NOT INTENDED FOR DISTRIBUTION TO, OR USE BY, ANY PERSON OR ENTITY IN ANY JURISDICTION OR COUNTRY WHERE SUCH DISTRIBUTION OR USE WOULD BE CONTRARY TO APPLICABLE LAW OR REGULATION. AS OF THE DATE HEREOF, NONE OF THE INFORMATION CONTAINED HEREIN HAS BEEN FILED WITH THE SEC, ANY SECURITIES ADMINISTRATOR UNDER ANY SECURITIES LAWS OF ANY U.S. OR NON-U.S. JURISDICTION OR ANY OTHER U.S. OR NON-U.S. GOVERNMENTAL OR SELF-REGULATORY AUTHORITY. NO SUCH GOVERNMENTAL OR SELF- REGULATORY AUTHORITY WILL PASS ON THE MERITS OF THE TRANSACTION OR OTHER OFFERING OF INTERESTS IN CONNECTION WITH THE PROPOSED TRANSACTION, THE MERITS OF THE BUSINESS COMBINATION OR THE ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. Confidentiality: The distribution and use by each recipient of the information contained in this Presentation and any other information provided to the recipient by or on behalf of Drilling Tools or SPAC is governed by a confidentiality agreement that has been executed and delivered by each recipient and which strictly limits the circulation and copying of the information contained in this Presentation ("Confidentiality Agreement"). If you have not executed and delivered such a Confidentiality Agreement, you have received this Presentation in error. If so, please notify Drilling Tools immediately, and return this Presentation to us. Except as provided in such Confidentiality Agreement, this Presentation may not be distributed, reproduced or used without the express consent of Drilling Tools or SPAC for any other purpose than the preliminary evaluation of a potential transaction by the person to whom this Presentation has been delivered. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Drilling Tools or SPAC and is intended for the recipient hereof only. By accepting this Presentation, each recipient further agrees to return or destroy all copies of this Presentation or portions thereof in its possession following the request for the return or destruction of such copies. As it pertains to the Transaction, in the event of any conflict between this Presentation and information contained in the agreements, documents, or instruments related to or in connection with the PIPE Offering (the “Offering Documents”), the information in the Offering Documents will control and supersede the information contained in this Presentation. No person has been authorized to make any statement concerning SPAC and Drilling Tools other than as will be set forth in the Offering Documents, and any representation or information not contained therein may not be relied upon. An investment in the Transaction should be made only after careful review of the information contained in the Offering Documents. No Relationship or Joint Venture: Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either SPAC, Combined Co, Drilling Tools or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of SPAC, Combined Co, Drilling Tools or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed business combination contemplated herein. Use of Projections: This Presentation contains projected financial information with respect to Drilling Tools. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. Drilling Tools’ independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this Presentation regarding select aspects of Drilling Tools’ operations were selected by SPAC and Drilling Tools on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Drilling Tools’ business, are incomplete and are not necessarily indicative of Drilling Tools’ performance or future performance or overall operations. There can be no assurance that historical trends will continue. Any investment in the Transaction entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment. 2 Disclaimers (Cont’d)

Non-GAAP Financial Measures: This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA before capital expenditure (“Free Cash Flow”), total debt less cash and cash equivalents (“Net Debt”) and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Drilling Tools’ financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that SPAC’s, Combined Co’s and Drilling Tools’ presentation of these measures may not be comparable to similarly titled measures used by other companies. SPAC, Combined Co and Drilling Tools believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Drilling Tools’ financial condition and results of operations. SPAC, Combined Co and Drilling Tools believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Drilling Tools, and in comparing Drilling Tools’ financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what Drilling Tools believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non-GAAP measures to comparable GAAP measures are provided on page 43. This Presentation also includes certain projections of non-GAAP financial measures. Drilling Tools does not provide reconciliations of EBITDA, Free Cash Flow, EBITDA margin (the result obtained from dividing EBITDA by revenue) or Free Cash Flow margin (the result obtained from dividing Free Cash Flow by revenue) to net income on a forward-looking basis because Drilling Tools is unable to forecast the amount or significance of certain items required to develop meaningful comparable GAAP financial measures without unreasonable efforts. These items include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Drilling Tools’ calculations of EBITDA, EBITDA margin, Free Cash Flow, and Free Cash Flow margin. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. We expect the variability of these items could have a significant impact on our reported GAAP financial results. Certain other amounts that appear in this Presentation may not sum due to rounding. In connection with the contemplated filing by SPAC of a proxy statement / prospectus on Form S-4 with respect to the proposed business combination, and in the course of the review by the SEC of such proxy statement / prospectus, SPAC may make changes to the information presented in this Presentation, including, without limitation, the description of Drilling Tools’ business and the financial information and other data (including the prospective financial information and other data) included in this Presentation. Comments by the SEC on information in the proxy statement / prospectus may require modification or reformulation of the information we present in this Presentation, and any such modification or reformulation could be significant. In particular, we note that the SEC has adopted certain rules regarding the use of EBITDA and other financial measures that do not comply with GAAP in the United States, which rules will be applicable to the proxy statement / prospectus expected to be filed with respect to the proposed business combination. Trademarks: This Presentation contains trademarks, service marks, trade names and copyrights of Drilling Tools and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Drilling Tools and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this Presentation may represent past or present vendors or suppliers of materials and/or products to Drilling Tools for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that SPAC, Combined Co and Drilling Tools will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. SPAC intends to file with the SEC a proxy statement / prospectus on Form S-4 relating to the proposed business combination, which will be mailed to its shareholders once definitive. SPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Drilling Tools, SPAC and the proposed business combination. When available, these materials will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX 77002. Participants in the Solicitation for the Proposed Business Combination: SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in SPAC’s Registration Statement on Form S-1, as effective on December 1, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX 77002. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the proposed business combination when available. Drilling Tools and its members and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed business combination. A list of the names of such members and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement / prospectus for the proposed business combination when available. 3 Disclaimers (Cont’d)

Table of Contents 4 Today’s Presenters 5 Transaction Summary 6 Business Overview 9 Financial Overview and Growth Opportunities 31 Valuation 35 Conclusion 40 Appendix 42

Today's Presenters

DRILLING TOOLS INTERNATIONAL



Wayne Prejean
President & Chief Executive Officer

- More than 40 years of experience
- 9+ years at DTI
- Prior to joining DTI, Mr. Prejean served in several executive-level, operational and sales roles throughout the industry including NOV, Wildcat Services (Acquired by NOV), Baker Hughes, Drilex Services (Acquired by Baker Hughes), Drilling Measurements Inc., Becfield Horizontal, and Scientific Drilling



David Johnson
Chief Financial Officer

- More than 30 years of experience
- 8+ years at DTI
- Prior to joining DTI, Mr. Johnson served in several executive-level finance and accounting roles within the oilfield services industry including Sharewell Energy Services, Directional Drilling Company and PathFinder Energy Services

ROC ENERGY ACQUISITION CORP.



Daniel Kimes
Chief Executive Officer

- More than 18 years of experience
- Mr. Kimes currently serves as CEO of ROC Energy Acquisition Corp. and is a Managing Director at Arch Energy Partners
- Prior experience includes Shot Hollow Resources (Co-Founder / Co-CEO), Brigadier Oil & Gas, NGP Energy Capital Management and RBC



Rose Cicalese
Chief Financial Officer

- More than 17 years of experience
- Ms. Cicalese currently serves as CFO of ROC Energy Acquisition Corp. and is Vice President of Business Development at Arch Energy Partners
- Prior experience includes numerous roles at J.P. Morgan, most recently Executive Director in the Corporate Banking Energy Group

FIFTH PARTNERS



Joe Drysdale
Chairman of the Board / Co-Founder

- More than 15 years of experience
- Mr. Drysdale currently serves as Chairman of the Board for ROC Energy Acquisition Corp. and is a Managing Director and co-founder at Fifth Partners



Alberto Pontonio
Board Member / Head of Capital Markets

- More than 25 years of experience
- Mr. Pontonio currently serves as an independent director of ROC Energy Acquisition Corp. and is Head of Capital Markets at Fifth Partners
- Prior experience includes Galileo Acquisition Corp (co-founder and director), Raymond James and DP Trading

DRILLING TOOLS INTERNATIONAL
5

6 Transaction Summary

7 Seasoned Private Equity and Public Company Sponsorship ⚫ Based in Dallas, Texas, and founded in 2015, Fifth Partners currently manages approximately $2.5 billion of assets, with over half in real assets ⚫ Approximately 8 years of capital deployment spanning more than 15 investments since the firm’s inception ⚫ Over 10 investments with active involvement via board of directors ⚫ Experienced SPAC sponsor with a track record of successful execution — Members of the Sponsor and ROC have successfully participated in all parts of the SPAC lifecycle ⚫ Long-term investment focus with history of post-transaction support for portfolio companies — Target hold period for core investments of 8–10 years ⚫ Fifth has been investing in traditional energy in a material fashion since 2020 by investing well over $200 million through Arch Energy Partners, its energy investment arm ⚫ Based in Dallas, Texas, Hicks Equity Partners (“Hicks”) is the private equity arm of Hicks Holdings LLC, a holding company for the Thomas O. Hicks family assets ⚫ With more than 40 years of private equity experience, Mr. Hicks pioneered the “buy and build” strategy of investing and founded Hicks Muse Tate & Furst, which raised more than $12 billion of private equity across six funds and completed over $50 billion of leveraged acquisitions ⚫ Hicks seeks to acquire or invest in established companies with: — Proven track records; — Robust free cash flow characteristics; — Strong competitive industry position; and — An experienced management team looking to partner with long-term capital ⚫ Hicks acquired Directional Rentals, the predecessor to Drilling Tools International, in 2012 — Since acquiring Directional Rentals, Hicks has assisted the management team with 7 acquisitions growing revenue from $25 million in 2012 to $130 million in 2022E

Resilient Core Business ✓ Differentiated rental-focused product offering with leading scale and market position ✓ Robust margins with consistent free cash flow generation ✓ Blue-chip customer base composed of large E&P operators and leading oilfield service companies 8 DTI Checks All the Boxes for an Attractive Target Robust Growth Opportunities ✓ Highly attractive domestic and international growth opportunities with compelling returns on investment ✓ Proven acquisition platform with actionable M&A pipeline ✓ Experienced and talented management team with long-term committed shareholders and history of success Constructive Macro Environment ✓ Strong industry tailwinds driven by steadily improving drilling activity following years of industry underinvestment ✓ Compelling valuation relative to most relevant oilfield service peers ✓ Well positioned to scale as a publicly traded company 1 2 3

9 Business Overview

1) Baker Hughes; 2) Energy Information Association; 3) Spears Directional Drilling Market Report – Q3 2022. Only includes number of feet drilled through reservoir rock, excludes vertical part of well; 4) Rystad 10 A combination of elevated commodity prices, increased rig count and capital spending creates a highly constructive market backdrop Significant Industry Tailwinds & Supportive Macro Backdrop Historical Rig Count(1) Historical Commodity Pricing(2) E&P Capital Spending Historical Feet Drilled(3) (4) $- $2 $4 $6 $8 $10 $- $20 $40 $60 $80 $100 $120 $140 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Henry Hub Spot Prices ($/MMBtu) WTI Spot Prices ($/Bbl) WTI Oil Henry Hub Natural Gas - 500 1,000 1,500 2,000 2,500 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 North America Rest of World - 5 10 15 20 25 30 35 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022E Q1 2023E Q2 2023E Q3 2023E Q4 2023E Millions of Feet $- $50 $100 $150 $200 $250 $300 $- $100 $200 $300 $400 $500 $600 2020 2021 2022E 2023E 2024E 2025E United States Capital Spending ($ Bn) Global Capital Spending ($ Bn) Global United States

DTI is a Leading Rental Provider of Mission Critical Drilling Tools

A platform developed and designed to keep up with the ever-changing requirement of our customers

65,000+

DTI manages & maintains a fleet of over 65,000 rental tools and drilling equipment

Global

DTI has a global footprint, with a presence and service capabilities in all major U.S. basins

~40 years

DTI's history began in 1984 with the founding of Directional Rentals, an equipment provider to offshore drillers

4 segments

DTI operates across diverse segments including Directional Tool Rentals, Wellbore Optimization Tools, Premium Tools and Other

22[(1)]

DTI operates from 22 service centers, shops, distribution and repair centers

Permian

DTI has an extensive footprint across the prolific Permian Basin including Midland & Delaware

35,840 SF

DTI operates a 35,840 square foot manufacturing & repair facility located in Louisiana

~$130 Million

DTI forecasts ~$130 million of 2022E revenue, reflecting the Company's established scale









1) Includes four international stocking points. See page 17 for additional detail.

DRILLING TOOLS INTERNATIONAL

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The Rental Tool Business & DTI's Value Proposition

Why do E&P operators and some service providers prefer to rent rather than buy?

Given the complexity of modern drilling, completions and workover programs, most drillers and service providers prefer to focus on core competencies and rely on third-parties for the rental, repair, inspection and inventory management of downhole drilling tools

Topic	Customer Challenges	DTI's Value-Additive Solutions
Outsources Logistics, Inspection, Storage and Maintenance	Customers lack the willingness, resources and/or experience to track, transport, store, maintain and inspect tubing, drill pipe and other equipment	DTI has the resources to make renting downhole tools a reliable and economical choice for customers including a large physical infrastructure, proprietary inventory management system, as well as needed inspection, repair, and hardfacing to support the fleet of rental equipment
Eliminates Equipment Redeployment Risk	Inefficient to own comprehensive fleet of expensive equipment specifically designed for formations / regions	By serving a broad customer base, DTI can efficiently deploy specialized equipment across major U.S. oil & gas regions
Immediate Equipment Availability	Modern well designs require highly specialized equipment that is not typically carried on drilling or workover rigs	DTI owns a wide variety of equipment available for use 24/7, along with extensive machining capabilities to rapidly meet customer needs
Fill Equipment Supply Gaps	Many drillers and well service providers maintain only a small core set of tubing and drill pipe	DTI's inventory includes equipment required for extended reach laterals as well as a range of specialty or premium products that are needed to withstand the rigors of deep unconventional wells
Focus Capex On Core Operations	Industry shift towards lean capital programs	DTI's rental equipment allows operators to focus capex investment on core businesses
Simplifies Working Interest Partner Expense Allocation	The perception of excessive charges can lead to disputes among working interest partners	DTI as a service provider eliminates the need for an E&P operator to charge working interest partners a substantial fee for the purchase of equipment

DRILLING TOOLS® INTERNATIONAL

12

13 Expansive Offering to Supply Drilling Tools Required in a Typical Job Blow Out Preventer Hevi-Wate Drill Pipe Drill Pipe Crossover Subs Spiral Drill Collar Drill-N-ReamTM RotoSteerTM Stabilizer Bit Sub Represents Key DTI Rental Product Diverse and extensive inventory of tools to address the wide-ranging needs of oil & gas customers across all regions Non-Magnetic Collar

Our Business: A Market Leader in Downhole Tools for the Oil & Gas Industry

Leading provider of downhole drilling equipment rentals to North American onshore and offshore markets, as well as select international locations, with a highly competitive suite of differentiated products serving blue-chip E&P operators and large oilfield service companies

Core Product and Service Offering

Directional Tools Rental ("DTR")



60% of 2022E Revenue

- Rental tools used in bottom hole assemblies ("BHA") adjacent to the drill bit
- More than 30 categories of tools, including:
  - Stabilizers
  - Drill Collars
  - Roller Reamers
  - Hole Openers
  - Downhole Filters
  - Sub Assemblies
  - Drilling Accessories

Wellbore Optimization Tools



20% of 2022E Revenue

- Sole North American distributor of the patented Drill-N-Ream™, a proprietary and patented wellbore conditioning tool
- Distributor of composite casing centralizers and specialty roller reamers
- Emerging products include RotoSteer™ and DrillSafe™ Float Valve for Managed Pressure Drilling

Premium Tools ("Premium")



18% of 2022E Revenue

- Complete inventory of necessary handling tools for running workstrings
- Offers tubulars for drilling, workover and completion operations including:
  - Drill Pipe
  - Drill Collars
  - Kellys
  - Pup Joints
  - Tubing
- American Petroleum Institute ("API") blowout preventers ("BOPs") and related pressure control accessories

Other Products & Services



3% of 2022E Revenue[(1)]

- Downhole Inspection Solutions offers inspection services and provides technical support for tool life analysis and BHA component development
- Technical Services Group provides engineering, research and product development
- Product Sales
  - Downhole Tools
  - Completion and Production Tools
- Emerging Product Launch Team incubates new tools and businesses before they reach critical scale

DRILLING TOOLS® INTERNATIONAL

Source: Company financials and management estimates.
1) Net of eliminations.

14

How Did we Get There? DTI Has a Long History of Success

DTI's history began in 1984 when it was founded as Directional Rentals to provide equipment to offshore drillers

- In 2012, Hicks Energy Partners acquired a majority interest in Directional Rentals before merging with Allegiant Tool & Machine to become DTI
- Since then, DTI has focused on strategically acquiring inventory and business units to become a leader in drilling tool rentals in North America

1984 → Today

1984
- Founded as Directional Rentals
- Primarily rented stabilizers and sub-assemblies to offshore directional drillers in the Gulf of Mexico ("GoM")

1991
- Expanded offering to include non-magnetic drill collars and sub-assemblies

2009
- Opened Houston, TX and Casper, WY offices
- Mike Domino joined the management team

2012
- Hicks acquired majority interest in DTI
  - ~5,000 tools
  - Locations: 4
- Purchased NOV tools, significantly increasing scale and capabilities

2013
- Acquired Schlumberger's downhole tools inventory
- Wayne Prejean and David Johnson joined management team as CEO and CFO, respectively

2014
- Acquired Reamco, adding offshore tools and tool repair capabilities
- Rebranded as Drilling Tools International, Inc.
- Established Quality Assurance team and began API certification process

2016
- Substantially increased market share in North America
- Established partnership with manufacturer of patented Drill-N-Ream™ tool

2017
- Drill-N-Ream™ average monthly revenues exceed $1 million
- Launched Downhole Inspection Solutions
- Achieved leading market share in offshore GoM, growing from 1 rig in 2013 to 12 rigs in 2017

2018
- Acquired:
  - Premium Tools
  - RIK, Incorporated
  - Stinger Production Valve
  - Friction Reduction Tools
  - Cajun Plugs, a dissolvable frac plug

2019
- Achieved over 50% market share in North America in DTR segment
- Developed Customer Order Management Portal and Support System ("COMPASS") for customized rental tool management

2022
- Established exclusive partnership for RotoSteer™
- ~65,000 tools
- Sustains market leading position
- Domestic locations: 18 (including headquarters)

DRILLING TOOLS INTERNATIONAL

15

16 Our Proven Track-Record in Executing & Integrating M&A Management boasts a proven track record in strategic acquisitions highlighted by the integration of 4 businesses since 2012 Select Acquisitions Target Year Acquired Description 2013 2014 2018 2018 ⚫ Purchased their entire North American fleet of Bottom Hole Assembly Components in exchange for a 4-year supply agreement ⚫ Original agreement extended and is still in effect through 2024 ⚫ Manufactures, rents and refurbishes downhole drilling tools and related products ⚫ Enabled DTI to enter the offshore market by using the Reamco facility and API license to accelerate path to quickly capture leading market share ⚫ Full-service drill pipe rental tool division specializing in equipment for drilling, workover, completions and well intervention ⚫ Provides downhole drilling tools to directional drilling companies, serving customers in several key basins including the Permian, Rocky Mountains, and Williston Rental Tools

17 Scale Matters: Operations Across All Major Operating Basins in North America DTI Corporate Headquarters DTI Service Centers (DTR, DNR, & DIS): 9 Drill-N-ReamTM: 2 Premium Tools Division (PTD): 2 18 service centers, shops, distribution and repair centers located strategically across North America to service all major oil & gas basins, providing solutions with minimal logistics required Broussard & New Iberia, LA Bakersfield, CA Williston, ND Casper, WY Midland & Odessa, TX Carlsbad, NM Houston, TX Oklahoma City, OK Charleroi, PA Nisku, Alberta Sibley, LA Minot, ND Vernal, UT Stocking Points (DTR & DNR): 2 Inspection and Repair (DIS & DMS): 1 Emerging Products: 1 Additional International Stocking Points ✓ Permian – Midland ✓ Permian – Delaware ✓ Marcellus / Utica ✓ Bakken / Williston ✓ Barnett ✓ Eagle Ford ✓ Powder River ✓ DJ Basin ✓ Haynesville ✓ Gulf of Mexico ✓ Anadarko / Woodford ✓ Granite Wash ✓ Tuscaloosa Trend Major US Basins Serviced by DTI

18 1) Includes aggregate square footage from five buildings. 2) Downhole machining solutions. Strong Permian Presence in both Midland and Delaware Basins DTI has an extensive footprint within the Permian Basin, providing numerous services to clients operating in one of the most prolific oil and gas basin Midland, TX New Mexico Texas Odessa, TX Carlsbad, NM Midland DTR Campus (1) Space (sq. ft.) 57,246 Acres 14 Segments Served DTR Midland DNR Facility Space (sq. ft.) 12,000 Acres 3.5 Segments Served DNR Odessa DMS (2) Facility Space (sq. ft.) 9,000 Acres 5 Segments Served Multiple Odessa Premium Tools Facility Space (sq. ft.) 17,417 Acres 11 Segments Served Premium Carlsbad Facility Space (sq. ft.) 3,500 Acres 2 Segments Served DNR

19 ⚫ Machine and repair equipment ensures product quality, increases product life and improves fleet utilization ⚫ Facility equipment includes hollow spindle lathes, CNC mills, racking systems, manual lathes and in-house drill collar spiraling equipment ⚫ Machine shop reworks drill collars and hevi-wate drill pipe, spiraling of drill collars and anti-galling zinc phosphate applications of threading connections ⚫ A full-service welding and hard facing operation to support manufactured tools and enhance rental tool life ⚫ Ability to manufacture most of our rental tools enables cost reduction and control of supply chain for rental needs Raw Materials From Mill DTI Manufacturing Facility Tools Added to Fleet Damaged Tools Modernized Manufacturing and Repair Facility 35,840 square foot facility located on a ten-acre campus in Broussard, Louisiana

20 DTI’s proprietary customer order management system provides valuable information to the company for use in making data-based capital allocation and pricing decisions DTI’s COMPASS Order Management System = Key Differentiator Unique, Proprietary Software and Support System Full Catalog of Tools and Equipment Expedites Order Process Provides Customers with Centralized Order Management System Customized, Automated and Accurate Reporting Transaction Data Can be Analyzed for Capital Expenditure & Pricing Decision Making

ESG + Safety Are Integral to Our Success


Environmental

DTI is committed to environmental stewardship by:

- ✓ Performing continuous evaluations and implementing control measures to ensure minimization of waste
- ✓ Striving for the highest levels of operational proficiency to reduce rework, use of chemicals and waste
- ✓ Actively promoting recycling including extensive rental tool recycling and refurbishment programs
- ✓ Pursuing opportunities to redeploy equipment in support of energy transition markets such as geothermal, carbon capture and storage, as well as other renewable projects


Social
(+Safety)

The wellbeing of employees, customers, and suppliers is rooted in DTI's operations:

- ✓ Identify and control exposures that can injure people, interrupt production, or damage property, equipment and material
- ✓ Contributes to the welfare of employees and local communities through active participation in numerous outings and charity events

DTI Historical TRIR[(1)]


Management focus on safety driving significant improvement
4.6
4.2
3.4
1.9
2.3
2.3
1.4
1.3
0.5
1.2
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022


Governance

DTI's leadership is focused on deriving long-term value for all stakeholders by:

- ✓ Executive accountability through the election of an independent board[(2)]
- ✓ Strong internal controls
- ✓ Complying with federal, state, and local regulations

DRILLING TOOLS INTERNATIONAL

1) Total Recordable Incident Rate.
2) We expect that following the business combination, a majority of our directors will be independent as per the applicable listing rules.

21

Overview of DTI's Core Product and Service Offering

($Millions)

Product / Service Offering	2020A – 2023E Revenue Profile	Key Products / Features


Directional Tools Rental


$41.2
$47.6
$78.0
$100.7
2020A
2021A
2022E
2023E

- Stabilizers (standard, directional, integral blade, sleeve type, motor / MWD and RSS sleeve)
- Subs (rotary, side entry, reduced section, crossover, top drive saver)
- Steel drill collars
- Roller reamers
- Hole openers
- Pup joints
- Hardfacing
- Non magnetic drill collars


Wellbore Optimization Tools


$15.8
$17.8
$25.3
$26.2
2020A
2021A
2022E
2023E

- Unique and value add products deployed by a focused group of field sales and service professionals
- Patented Drill-N-Ream™ Wellbore Conditioning tool
- Specialty roller reamers
- Composite casing centralizers
- DrillSafe™ float valve rentals for managed pressure drilling
- Emerging RotoSteer™ Technology


Premium Tools


$8.9
$6.3
$22.7
$31.9
2020A
2021A
2022E
2023E

- Drill pipe and Hevi-Wate drill pipe
- Drill collars
- Kellys
- Pup joints
- Tubing
- BOPs
- Accumulators
- Hoses
- Flanges
- Range of handling tools


Other Products and Services(1)


$1.8
$5.6
$3.5
$5.0
2020A
2021A
2022E
2023E

- Technical services group
  - Sustaining engineering – research and product development
- Product sales (downhole tool and completion and production tools)
- Emerging product launch team
- Downhole inspection solutions – non-destructive testing services
  - Magnetic particle inspection liquid penetrant inspection
  - Ultrasonic testing
  - Electro magnetic testing

Source: Company financials and management estimates.
1) Net of eliminations.

DRILLING TOOLS INTERNATIONAL
22

23 Overview of Directional Tool Rentals Key Equipment Stabilizers Reduces drill string vibration and torque… Drill Collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs and Other Equipment Variety of subs, crossovers and handling tools used in the drill string Roller Reamers / Hole Openers Enlarges and conditions wellbore…

Overview of Wellbore Optimization Tools

Specialty tools division with a focused group of field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction

Products Offered

Drill-N-Ream™ ("DNR") WellBore Conditioning Tool[(1)]

- Patented technology allows the tool to maintain a market leading position
- Numerous benefits to the customer
- Allows operators to extend length of wellbore at a lower cost

Specialty Reamers, Casing Centralizers, DrillSafe™ Float Valves

- Sealed bearing roller reamers
- Distributor for casing centralizers
- Specialty pressure control drill stem valve for managed pressure drilling

Emerging Technology "RotoSteer™"

- 2022: finalized development
- 2023: Commercially launched Jan 2023
- Improves ROP, reduces torque and drag and eliminates slides
- Applicable to hundreds of locations

Substantial Improvements in Wellbore Quality


Drift diameter
Intended cutting diameter



ROTOSTEER
ROTATIONAL STEERING SYSTEM



DRILLING TOOLS INTERNATIONAL

1) DTI distributes the DNR pursuant to a distribution agreement with Superior Drilling Products, Inc., the owner of the relevant patent.

24

Overview of Premium Tools Key Equipment

DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools

Tubulars



- **Drill Pipe** – 2 $^{7}/_{8}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Hevi-Wate Drill Pipe** – 3 $^{1}/_{2}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Drill Collars** – 3 $^{1}/_{8}$ to 9 $^{1}/_{2}$ steel spiral and slick
- **Kellys** – hex or square from 38 to 46 inch
- **Pup Joints** – drill pipe and tubing
- **Tubing** – premium PH-6, CS-8 and API 8Rd with thread from 2 $^{3}/_{8}$ to 4 $^{1}/_{2}$

Handling Tools



- **Stabbing Guides** – for tubing and drill pipe
- **Drifts** – for all pipe sizes (Teflon, steel and aluminum)
- **Rotary Slips** – for tubing, casing, drill pipe and drill collars
- **Safety Clamps** – for pipe and collars
- **Manual Tongs** – K-25 to K-70 hand tongs and HT-200 manual rotary tongs
- **Elevators** – slip grip, bottleneck and bushing types
- **Subs** – TDS, wear, float, X-over, bit, lift and pump-ins

API BOPs and Pressure Control Accessories



- **Blowout Preventers** – 5M, 10M and 15M psi
- **Accumulators** – diesel, electric and air powered
- **Hoses** – high pressure, fire retardant and steel flex
- **Spools** – spacers, adaptors and diverters
- **Double Studded Adaptors**
- **Gate Valves** – manual, hydraulic and air actuated
- **Chokes** – manual adjustable and fixed orifice
- **Manifolds** – skid mounted custom buffers assembled to specification
- **Flanged Accessories** – tees, crosses (flanged and studded)
- **Stud Bolts** – B7M H_2S service
- **Chicksan Iron** – loops, swivel joints and pups

DRILLING TOOLS INTERNATIONAL
25

26 Other Products and Services Products Offered Internal Support Services and Emerging Products Downhole Inspection Solutions ⚫ Independent inspection services equipment of all DTI divisions and select external customers ⚫ Critical to efficient operations ⚫ Services across North America including network of six domestic and one Canadian inspection facilities Product Sales ⚫ Made-to-order downhole drilling tools ⚫ Completion and production Product Sales ⚫ Production desander tool operations ⚫ Williston, ND manufacturing and distribution facility Technical Services Group ⚫ Sustaining engineering ⚫ Performance analysis ⚫ Product development ⚫ Technical support to quality assurance

Blue-Chip Customer Base Across E&Ps & OFS Companies 27 Select DTI Customers 2022E Revenue by Customer (%) DTI has established an exceptional customer base that includes blue-chip E&P operators and many of the largest oilfield services companies ⚫ First-call supplier for leading oilfield service providers in North America ⚫ Over the last decade, DTI has actively expanded its customer base to further diversify its customer mix − In 2022E, DTI’s largest customer is expected to represent 14% of revenue, down from ~35% in 2016 ⚫ DTI’s ten largest customers represented less than 60% of 2022E revenue Customer 1 14% Customer 2 11% Customer 3 8% Customer 4 6% Customer 5 5% Customer 6 4% Customer 7 3% Customer 8 3% Customer 9 3% Customer 10 2% All Other Customers 41% >40% of revenues from customers outside the Top 10

DTI Sales Team Covers Global Markets

The Sales and Corporate Strategy teams cover customer decision makers at all organizations levels, globally

Sales Organization Covers Every Major U.S. Basin and Several Attractive International Markets

Customer "Stickiness" Enabled by Frequent Interaction Across Multiple Layers of Management

International Regions Represent Key Growth Opportunities

DTI Sales Organization Coverage



North America
California
Bakersfield
Western Canada
Calgary
Nisku
Rockies
Casper
Denver
Minot
Watford City
Williston
Texas/New Mexico
Austin
Houston
Midland
New Mexico
Odessa
San Antonio
Louisiana
Northern LA
Covington
GOM Offshore
Lafayette
New Iberia
New Orleans
Northeast
Ohio
Pittsburgh
West Virginia
Mid Continent / Central
Dallas
Ft. Worth
Oklahoma City
Tulsa
International
Middle East
Abu Dhabi
Dubai
Oman
Latin America
Colombia
Mexico
Trinidad
Europe
Aberdeen

Revenue by Region[(1)]



Northeast 5%
Int'l / Other 1%
Mid Continent / Central 7%
Rockies 8%
Western Canada 9%
Louisiana 11%
Texas / New Mexico 59%

DRILLING TOOLS INTERNATIONAL

1) January 1, 2022 through December 31, 2022, expected.

28

Significant Upside Through Continued Consolidation

DTI believes that its established M&A framework and robust M&A pipeline will allow it to rapidly consolidate the oilfield service rental tool industry

- Has reviewed more than 100 potential acquisition targets, with approximately 20 targets in the current pipeline, 10 of which have been identified as addressing a near-term strategic priority

Overview of DTI's M&A Framework

Leverage Existing Customer Relationships	DTI's 300+ MSAs, many of which are with leading service companies and E&P operators, can accelerate growth
Leverage DTI's Large Facility Footprint	Geographic presence in all major U.S. markets enables quick deployment of target's product / service suite
Commercialize What is Otherwise Just a Good Idea	Platform and experienced team can quickly commercialize new technologies that otherwise have a poor path to market
Create Drilling Efficiencies	Strategic emphasis on products that reduce rig days per well and therefore garner high rental rates
Increase Product Sophistication	Continue expanding into higher value, more sophisticated tools (e.g., mud motors, power sections, etc.)
Benefit from Management's Expertise	Target's business benefits from more than 300 years of cumulative management experience
Broaden International Expansion	Continue to strategically review international markets and potential distribution partners

M&A Pipeline


100+
M&A Targets Reviewed
~20
Active Targets in Pipeline
10
Near-Term Priority Targets Identified

DRILLING TOOLS INTERNATIONAL
29

30 Experience Matters! – The DTI Leadership Team Experienced, talented, and committed management team with history of success Wayne Prejean President & Chief Executive Officer Mike Domino President, Directional Tool Rentals Division David Johnson Chief Financial Officer Jim Rowell VP, Premium Tools Aldo Rodriguez VP of Sales & Corporate Development Trent Pope VP, Business Development Wellbore Optimization Group Rick Young VP, QHSE & Corporate Support Ashley Lane VP, International Business Development David Cotten Director, Technical Services Chris Conner General Manager, Downhole Inspection Solutions Veda Ragsdill Director, Human Resources

31 Financial Overview and Growth Opportunities

32 Attractive Financial Profile Revenue Free Cash Flow(2) Commentary Adjusted EBITDA Growth Rate 14% 67% 26% % Margin(1) 20% 32% 35% Strong and Increasing Revenue Profile Accelerating EBITDA and Margin Profile Translating to Record Free Cash Flow Generation ($Millions) Generated positive Adjusted EBITDA margins and cash flow through the pandemic, and now boasts among the top margins and cash flow profiles in the industry Source: Company financials and management estimates. 1) Adjusted EBITDA divided by revenue in the corresponding year. 2) Adjusted EBITDA less Maintenance and Growth CapEx. 3) Free Cash Flow divided by Revenue in the corresponding year. % Margin(3) 6% 13% 11% $67.6 $77.4 $129.6 $163.8 2020A 2021A 2022E 2023E $8.3 $15.7 $41.2 $58.0 2020A 2021A 2022E 2023E $2.0 $4.4 $17.1 $18.6 2020A 2021A 2022E 2023E

33 Strong Growth Driven by all DTI Products… Revenue Growth by Product Source: Company financials and management estimates. Note: Due to rounding numbers presented herein may not sum precisely to the totals provided. CAGR ’20A – ’23E Total: 34% 41% 53% 18% 35% ($Millions) $41.2 $47.6 $78.0 $15.8 $100.7 $17.8 $25.3 $26.2 $8.9 $6.3 $22.7 $31.9 $1.8 $5.6 $3.5 $5.0 $67.6 $77.4 $129.6 $163.8 2020A 2021A 2022E 2023E DTR Wellbore Optimization Tools Premium Other Products and Services

34 …Driving Consistently Attractive Margins Source: Company financials and management estimates. 1) Includes full burden of corporate expenses. 2) Excludes corporate expense burden. Consolidated EBITDA Margin (1) Product-Level EBITDA Margin (2) Other Products & Services Premium Tools Wellbore Optimization Tools Directional Tool Rentals 35% 38% 42% 39% 2020A 2021A 2022E 2023E 12% 20% 32% 35% 2020A 2021A 2022E 2023E 15% 23% 32% 35% 2020A 2021A 2022E 2023E (77%) 12% (1%) 38% 2020A 2021A 2022E 2023E 16% 7% 50% 58% 2020A 2021A 2022E 2023E Few product sale orders, all engineering and tech cost

35 Valuation

Transaction Summary

($Millions, except where otherwise noted)

Estimated Sources and Uses

Sources	
Rollover Equity	$198
SPAC Cash in Trust (1)	209
PIPE Proceeds	45
Cash from Balance Sheet (2)	2
Total Sources	**$455**

Uses	
Cash to Selling Common Shareholders	$ –
Rollover Equity	198
Retirement of DTI Preferred Equity	11
Paydown of DTI Indebtedness (2)	18
Estimated Fees & Expenses (3)	10
Cash to Balance Sheet	217
Total Uses	**$455**

1) Before the impact of any potential redemptions by ROC Energy's existing shareholders. Actual results in connection with the business combination may differ. Cash in trust available at the consummation of the business combination expected to be higher than $209 million due to interest accrued on trust investments, net of any ROC tax payments.
2) Based on December 31, 2022 financials.
3) Estimated Total Transaction Expenses for both ROC Energy and DTI.
4) Pro forma share count assumes 0% redemption by ROC Energy's existing shareholders and includes 19.63 million shares to existing DTI shareholders, 22.77 million ROC Energy public shares (including 20.70 million public shares and 2.07 public rights), 5.18 million ROC Energy founder shares, 0.18 million ROC Energy representative founder shares held by EarlyBird Capital, 4.46 million PIPE shares and 0.88 million ROC Energy Private Placement shares (including 0.80 million private placement shares and 0.08 private placement rights).
5) With respect to Non-GAAP financial measures, see "Non-GAAP Financial Measures" on page 3.
6) Under certain conditions outlined in the definitive legal documents for the business combination, the founder shares will be reallocated.

Pro Forma Valuation

Share Price ($ per share)	$10.10
(x) Shares Outstanding (millions) (4)	53.1
Pro Forma Equity Value	**$536**
Less: Pro Forma Cash	(217)
Plus: Pro Forma Debt	–
Pro Forma Enterprise Value	**$319**
to 2023E Adj. EBITDA (5)	*5.5x*
2023E Adj. EBITDA	$58

Pro Forma Ownership

- Common equity holders are rolling 100% of their shares as part of the Transaction


ROC Energy Founder Shares (4) (6) 10%
ROC Energy Private Placement 2%
PIPE Investors 8%
Existing DTI Shareholders Public Shares 37%
Public Shares 43%

DRILLING TOOLS INTERNATIONAL
Note: Due to rounding numbers presented herein may not sum precisely to the totals provided.
36

37 A Differentiated Pro Forma Balance Sheet Upon close, DTI expects to have zero debt, significant cash, and a streamlined warrant less capital structure x Expected zero debt x Expected significant cash x No warrant overhang x Streamlined capital structure x Dry powder to execute further M&A x Significant advantage vs. OFS peers • Upon closing, DTI expects to pay down all current indebtedness and come to market with zero debt • Significant cash position expected, resulting from rollover equity plus potential proceeds from common equity PIPE and ROC cash in trust • Unlike many sponsors, ROC Acquisition Corp has no warrants, resulting in a streamlined and highly flexible capital structure upon close • Result A Sturdy Balance Sheet empowering continued growth and value creation

Peer Valuation and Operating Metrics 38 Source: Capital IQ and company filings. Market data as of February 8, 2023. 1) EBITDA includes full burden of corporate expenses. Pro forma for illustrative transaction found on page 36. 2) Pro forma for FlexSteel acquisition announced on January 3, 2023 and January 13, 2023 equity issuance. 3) Pro forma for business combination with Franks International. Peer Group Median Trading Metrics Equity Value ($MM) $536 $6,348 $4,234 $2,274 $566 Enterprise Value ($MM) $319 $7,094 $4,405 $2,135 $691 EV / 2022E EBITDA 7.8x 10.5x 13.5x 10.5x 9.3x 10.5x EV / 2023E EBITDA 5.5x 8.6x 10.4x 7.9x 7.2x 8.2x Operating Metrics 2020A – 2023E Revenue CAGR 34.3% 4.0% 35.0% 11.3%(3) 9.4% 10.4% 2020A – 2023E EBITDA CAGR 91.2% 27.7% 42.0% 35.4%(3) 54.4% 38.7% 2023E EBITDA Margins 35.4% 11.3% 33.8% 18.5% 11.5% 15.0% 2023E Free Cash Flow Margin(4) 11.3% 7.7% 30.8% 11.0% 8.5% 9.8% Balance Sheet Net Debt(5) / 2022E EBITDA (5.3x) 1.1x 0.7x (2.3x) 1.9x 0.9x (2) (1) 4) EBITDA less Total CapEx divided by Revenue. 5) Total Debt less Cash and Cash Equivalents. Robust financial performance and attractive valuation vs. peers

EV / 2022E EBITDA EV / 2023E EBITDA 7.8x 13.5x 10.5x 10.5x 9.3x 1 2 3 4 5 Valuation Relative to Peers 39 Source: Capital IQ and company filings. Market data as of February 8, 2023. 1) EBITDA includes full burden of corporate expenses. Pro forma for illustrative transaction found on page 36. 2) Pro forma for FlexSteel acquisition announced on January 3, 2023 and January 13, 2023 equity issuance. Peer Group Median: 10.5x Peer Group Median: 8.2x (1) (1) (2) (2) 5.5x 10.4x 8.6x 7.9x 7.2x WHD FTI XPRO OIS

40 Conclusion

41 Why Drilling Tools International? Established rental-focused company with scale & leading market position Blue-chip customer base Competitive margins with consistent free cash flow generation 1 Proven acquisition platform with robust M&A pipeline Domestic and international growth opportunities 2 3 4 5

42 Appendix

43 Reconciliation of Adjusted EBITDA Source: Company financials and management estimates. DTI is a December year-end company. Note: Due to rounding numbers presented herein may not sum precisely to the totals provided. ($ in thousands) 2020A 2021A 2022E 2023E Net income $(18,525) $2,101 $20,640 $23,113 Interest expense, net 2,954 1,229 1,718 509 Income tax expense/(benefit), net (5,034) (209) 4,569 6,904 Depreciation and amortization 23,814 21,718 17,965 26,715 Intangible impairment 3,869 - - - Stock option expense 158 32 - - Monitoring fee 718 291 397 779 Reclassificaiton from operating to other expense 39 - - - Other expense/(income) 77 233 (4,095) - Unrealized loss - trade securities 247 (157) - - Loss/(gain) on non-op assets (23) (25) (32) - PPP loan forgiveness - (8,575) - - Real estate sales proceeds - (899) - - Adjusted EBITDA $8,294 $15,739 $41,163 $58,019

Risk Factors Summary Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occurs, our business, financial condition, results of operations and future prospects could be materially and adversely affected. In that event, the trading price of our common stock following the business combination could decline, and you could lose part or all of your investment. Risks Relating to Our Business and Industry Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occurs, our business, financial condition, results of operations and future prospects could be materially and adversely affected. In that event, the trading price of our common stock following the business combination could decline, and you could lose part or all of your investment. Potential investors are encouraged to review the “Risk Factors” section of SPAC’s registration statement on Form S-4 when it is available. Risks Relating to Our Business and Industry • We are dependent upon the level of activity in the oil and gas industry, which is volatile and has caused, and may in the future cause, fluctuations in our operating results. Volatility and declines in oil and gas prices may adversely affect our financial condition and results of operation. • We operate in a highly competitive industry, and the introduction of new products and technologies by our competitors, as well as the expiration of the intellectual property rights protecting our products and technologies, could lead to lower revenue and earnings. • We are dependent on a relatively small number of customers in a single industry. The loss of an important customer could adversely affect our results of operations and financial condition. • A portion of our revenue is derived from our non-United States operations and sales, which exposes us to additional risks inherent in doing business in other countries. • If we fail to continue to improve and enhance the functionality, performance, reliability and design of our products in a manner that responds to our customers’ evolving needs, our business may be adversely affected. • Quality inconsistency, defects and product failures could harm our reputation and adversely affect our business, financial condition, results of operations and prospects. • We may be unable to manage our growth effectively. • A financial downturn could negatively affect our business, results of operations, financial condition and liquidity. • Inflation may increase the cost of operations beyond what we can recover through price increases. • Events outside of our control, including an epidemic or outbreak of an infectious disease, such as COVID-19, may materially adversely affect our business. • Cyberattacks or other failures in telecommunications or IT systems could result in client or proprietary information theft, data corruption and significant disruption of our business operations. Our services may be perceived as not being secure, clients may curtail or stop using our services and we may incur significant legal and financial exposure and liabilities. • If we fail to attract and retain qualified management and skilled technical personnel, our business may be adversely affected. • We may incur indebtedness following the business combination that could adversely affect our business. • The terms and covenants in our existing indebtedness restrict our ability to engage in some business and financial transactions, which could adversely affect our business. Risks Relating to Legal and Regulatory Matters • We could be adversely affected if we fail to comply with any of the numerous existing or future federal, state, local and foreign laws, regulations and policies that govern environmental protection, manufacturing and other matters applicable to our businesses. • The legal and regulatory landscape concerning oil & gas is complex and constantly changing. The adoption of any future federal, state, local or foreign laws or regulations imposing reporting obligations on, banning or in any other way limiting hydraulic fracturing, land or offshore drilling, or any other aspect of oil and gas exploration could make it more difficult for our clients to complete natural gas and oil wells, which could have a material adverse effect on our business, results of operations and financial condition. • We may be unable to protect our proprietary rights in our products, technologies and processes. • Legislative or regulatory initiatives, conservation measures or technological advances could reduce demand for oil and gas and, in turn, reduce demand for our products. • Climate change laws and regulations restricting emissions of greenhouse gasses could result in increased operating costs and reduced demand for our products. • Our business exposes us to potential environmental, product or personal injury liability. • We may not have adequate insurance for potential environmental, product or personal injury liabilities. 44 Risk Factors

Risks Relating to Legal and Regulatory Matters • We could be adversely affected if we fail to comply with any of the numerous existing or future federal, state, local and foreign laws, regulations and policies that govern environmental protection, manufacturing and other matters applicable to our businesses. • The legal and regulatory landscape concerning oil & gas is complex and constantly changing. The adoption of any future federal, state, local or foreign laws or regulations imposing reporting obligations on, banning or in any other way limiting hydraulic fracturing, land or offshore drilling, or any other aspect of oil and gas exploration could make it more difficult for our clients to complete natural gas and oil wells, which could have a material adverse effect on our business, results of operations and financial condition. • We may be unable to protect our proprietary rights in our products, technologies and processes. • Legislative or regulatory initiatives, conservation measures or technological advances could reduce demand for oil and gas and, in turn, reduce demand for our products. • Climate change laws and regulations restricting emissions of greenhouse gasses could result in increased operating costs and reduced demand for our products. • Our business exposes us to potential environmental, product or personal injury liability. • We may not have adequate insurance for potential environmental, product or personal injury liabilities. Risks Relating to Ownership of Our Securities • We may not meet the expectations of the market or achieve the valuation indicated in our business combination. • The price of our securities may be volatile and may trade significantly below the price you pay for them. • Our financial projections may not prove to be reflective of actual future results. • There may be circumstances in which the interests of our significant stockholders could conflict with the interests of our other stockholders. Risks Relating to Third-Party Relationships • Our customers and the third parties with whom we contract are participants in the oil and gas, manufacturing, engineering and various other industries and are therefore subject to a number of risks specific to their industries, which directly or indirectly subjects our business to many of the same risks to which their respective operations are subject. • If the security measures of the third parties with whom we contract are breached and unauthorized access is obtained to client or proprietary data or our IT systems, we may incur significant legal and financial exposure and liabilities. 45 Risk Factors (Cont’d)